Exhibit 99.1

UnionBanCal Corporation Reports Third Quarter Net Income of $198 Million

Third Quarter Highlights:

  Net income for the third quarter was $198 million, up from $142 million for the prior quarter, and up from $124 million for the year-ago quarter.
  Total loans held for investment, excluding purchased credit-impaired (PCI) loans, at September 30, 2013, were $65.9 billion, up from $64.4 billion at June 30, 2013, and up from $54.9 billion at September 30, 2012.
  Core deposits at September 30, 2013, were $68.3 billion, up from $65.5 billion at June 30, 2013, and up from $55.1 billion at September 30, 2012.
  Total provision for credit losses was a benefit of $15 million, compared with a benefit of $5 million for the prior quarter, and a provision for credit losses of $41 million for the year-ago quarter.
  Key asset quality metrics continued to be strong. Excluding PCI loans and Federal Deposit Insurance Corporation (FDIC) covered other real estate owned (OREO):
    Nonperforming assets at quarter-end were $513 million, or 0.49 percent of total assets, compared with $521 million, or 0.52 percent of total assets, at June 30, 2013.
    Net charge-offs were $1 million for the quarter, or an annualized 0.01 percent of average total loans held for investment, compared with $10 million for the prior quarter and $40 million a year ago.
  Net interest margin was 2.99 percent for the third quarter, down from 3.03 percent for the prior quarter, and down from 3.28 percent for the year-ago quarter.
  Capital ratios remained strong:
    Tier 1 common capital ratio, measured using Basel I risk-weighted assets, was 11.11 percent at September 30, 2013, down 36 basis points from 11.47 percent at June 30, 2013.
  Tangible common equity ratio was 9.01 percent at September 30, 2013, down 7 basis points from 9.08 percent at June 30, 2013.

SAN FRANCISCO--(BUSINESS WIRE)--October 24, 2013--UnionBanCal Corporation (the Company), parent company of San Francisco-based Union Bank, N.A., today reported third quarter 2013 results. Net income for the quarter was $198 million, up from $142 million for the prior quarter, and up from $124 million for the year-ago quarter. Net income increased compared to the prior quarter primarily due to higher loan growth, higher gains on the sale of securities, higher reversal of provision for credit losses and salary expense reductions from the Pacific Capital Bancorp (PCBC) integration.

Summary of Third Quarter Results

Third Quarter Total Revenue

For third quarter 2013, total revenue (net interest income plus noninterest income) was $919 million, up $46 million compared with second quarter 2013. Net interest income increased 2 percent, and noninterest income increased 16 percent. The net interest margin was 2.99 percent, down 4 basis points from 3.03 percent for the prior quarter.

Net interest income for third quarter 2013 was $685 million, up $13 million, or 2 percent, compared with second quarter 2013. The increase in net interest income was primarily due to higher commercial and industrial, commercial mortgage, and residential mortgage balances.

Average total loans held for investment, excluding PCI loans, increased $2.9 billion, or 5 percent, compared with second quarter 2013, primarily due to organic growth in commercial and industrial loans and the residential and commercial mortgage portfolios. Average total deposits increased $2.1 billion, or 3 percent, during the quarter, primarily due to organic retail deposit growth. Average interest bearing deposits increased $1.9 billion, or 4 percent, and average noninterest bearing deposits increased $0.2 billion, or 1 percent.

For third quarter 2013, noninterest income was $234 million, up $33 million, or 16 percent, compared with second quarter 2013, primarily due to higher net gains on the sale of securities and higher merchant banking fees.

Compared to third quarter 2012, total revenue grew $76 million, with net interest income up 6 percent and noninterest income up 19 percent. Net interest income increased $39 million compared with the year-ago quarter, primarily due to loan growth, largely offset by a lower net interest margin. The net interest margin declined 29 basis points, primarily due to lower yields on loans and securities.

Average total loans held for investment, excluding PCI loans, increased $10.5 billion, or 19 percent, compared with third quarter 2012, primarily due to the acquisition of PCBC which closed in the fourth quarter of 2012, the PB Capital acquisition which closed in the second quarter of 2013, and organic loan growth. Average total deposits increased $13.0 billion compared with the third quarter of 2012, primarily due to organic growth, with average interest bearing deposits up $9.5 billion, or 22 percent, and average noninterest bearing deposits up $3.6 billion, or 17 percent.

Noninterest income increased $37 million, or 19 percent, compared with third quarter 2012, primarily due to the gain on the sale of certain affiliated mutual funds, higher net gains on the sale of securities, higher trust and investment management fees, which increased primarily due to higher fees on assets under management, and higher merchant banking fees.

Third Quarter Noninterest Expense

Noninterest expense for third quarter 2013 was $689 million, down $13 million compared with second quarter 2013. Staff expense decreased $22 million, primarily reflecting salary expense reductions from the PCBC integration as well as annual seasonal factors. Non-staff expense increased $9 million, primarily due to increases in professional service fees and on the FDIC clawback liability.

Noninterest expense for third quarter 2013 was up $51 million, or 8 percent, compared with third quarter 2012. Staff expense increased $35 million, primarily due to acquisition-related activity. Non-staff expense increased $16 million, primarily due to one-time costs associated with the PCBC acquisition.

Taxes

The effective tax rate for third quarter 2013 was 22 percent, compared with an effective tax rate of 20 percent for second quarter 2013.

Balance Sheet

At September 30, 2013, the Company had total assets of $105.5 billion, up $3.2 billion compared with June 30, 2013, primarily due to an increase in cash and equivalents resulting from a senior note issuance in late September and organic loan growth. At September 30, 2013, total deposits were $79.4 billion, up $2.0 billion compared with June 30, 2013, primarily reflecting organic retail deposit growth. Core deposits at September 30, 2013, were $68.3 billion, up $2.8 billion, or 4 percent, compared with June 30, 2013.

Credit Quality

Credit quality continued to be strong during the third quarter of 2013, reflected by a net recovery of loans charged-off in the third quarter, and continued decreases in both nonperforming assets and criticized loans.

Excluding PCI loans and FDIC covered OREO, nonperforming assets ended the quarter at $513 million, or 0.49 percent of total assets; compared with $521 million, or 0.52 percent of total assets, at June 30, 2013; and $526 million, or 0.60 percent of total assets, at September 30, 2012.

Excluding PCI loans and FDIC covered OREO, net charge-offs were $1 million for third quarter 2013, or an annualized 0.01 percent of average total loans. This was improved from net charge-offs of $10 million, or an annualized 0.06 percent of average total loans, in second quarter 2013; and down from net charge-offs of $40 million, or an annualized 0.29 percent of average total loans, for third quarter 2012. The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In the third quarter 2013, the provision for loan losses was a benefit of $16 million and the provision for losses on off-balance sheet commitments was $1 million, for a total provision for credit losses benefit of $15 million. This compares with a total provision for credit losses benefit of $5 million for second quarter 2013. The primary driver of the lower total provision was improved credit quality in the non-PCI portfolio.

The allowance for credit losses as a percent of total loans, excluding PCI loans, was 1.12 percent at September 30, 2013, compared with 1.18 percent at June 30, 2013, and 1.43 percent at September 30, 2012. The allowance for credit losses as a percent of nonaccrual loans, excluding PCI loans, was 150 percent at September 30, 2013, compared with 153 percent at June 30, 2013, and 155 percent at September 30, 2012.

Capital

The Company’s stockholder’s equity was $12.5 billion at September 30, 2013. Tangible common equity was $9.2 billion, up $222 million, or 2 percent, from June 30, 2013. The Company’s tangible common equity ratio was 9.01 percent at September 30, 2013, down 7 basis points from 9.08 percent at June 30, 2013, primarily due to asset growth. The Basel I Tier 1 common and Tier 1 risk-based capital ratios were 11.11 percent and 11.18 percent, respectively, at September 30, 2013. Additionally, the Basel I Total risk-based capital ratio was 13.13 percent at September 30, 2013.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding PCI loans, FDIC covered OREO, privatization transaction impact, foreclosed asset expense and other credit costs, (reversal of) provision for losses on off-balance sheet commitments, productivity initiative costs and gains, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger costs related to acquisitions, debt termination fees from balance sheet repositioning, or intangible asset amortization, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses or credits. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s business results. This press release also includes additional capital ratios (the tangible common equity and Basel I Tier 1 common capital ratios) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of UnionBanCal’s capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $105.5 billion at September 30, 2013. Its primary subsidiary, Union Bank, N.A., provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. The bank operated 422 branches in California, Washington, Oregon, Texas, Illinois, and New York as well as 2 international offices, on September 30, 2013. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank is a proud member of the Mitsubishi UFJ Financial Group (MUFG, NYSE:MTU), one of the world’s largest financial organizations. Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1

						Percent Change to
	As of and for the Three Months Ended					September 30, 2013 from
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	September 30,
(Dollars in millions)	2013	2013 (1)	2012 (1)	2012 (1)	2012 (1)	2013	2012
Results of operations:
Net interest income	$685	$672	$653	$660	$646	2%	6%
Noninterest income	234	201	251	230	197	16	19
Total revenue	919	873	904	890	843	5	9
Noninterest expense	689	702	713	715	638	(2)	8
Pre-tax, pre-provision income (2)	230	171	191	175	205	35	12
(Reversal of) provision for loan losses	(16)	(3)	(3)	(5)	45	nm	(136)
Income before income taxes and including noncontrolling interests	246	174	194	180	160	41	54
Income tax expense	55	35	50	60	42	57	31
Net income including noncontrolling interests	191	139	144	120	118	37	62
Deduct: Net loss from noncontrolling interests	7	3	4	4	6	133	17
Net income attributable to
UnionBanCal Corporation (UNBC)	$198	$142	$148	$124	$124	39	60

Balance sheet (end of period):
Total assets	$105,484	$102,279	$96,975	$97,008	$88,185	3	20
Total securities	22,318	24,415	22,816	22,455	22,089	(9)	1
Total loans held for investment	67,170	65,843	60,882	60,034	55,410	2	21
Core deposits (3)	68,334	65,533	63,585	63,769	55,141	4	24
Total deposits	79,415	77,356	74,038	74,304	65,193	3	22
Long-term debt	7,803	6,058	5,314	5,622	5,540	29	41
UNBC stockholder's equity	12,549	12,371	12,565	12,461	12,407	1	1

Balance sheet (period average):
Total assets	$101,534	$98,714	$96,649	$92,051	$87,881	3	16
Total securities	22,909	23,183	21,824	21,903	22,496	(1)	2
Total loans held for investment	66,608	63,673	60,553	57,242	55,285	5	20
Earning assets	92,035	89,292	87,055	82,776	79,137	3	16
Total deposits	77,434	75,350	74,256	69,601	64,420	3	20
UNBC stockholder's equity	12,210	12,599	12,584	12,559	12,209	(3)	-

Performance ratios:
Return on average assets (4)	0.78%	0.58%	0.61%	0.54%	0.56%
Return on average UNBC stockholder's equity (4)	6.50	4.53	4.68	3.95	4.06
Return on average assets excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	0.81	0.66	0.72	0.68	0.62
Return on average UNBC stockholder's equity excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	8.01	6.17	6.69	5.95	5.39
Efficiency ratio (6)	75.01	80.37	78.84	80.37	75.56
Adjusted efficiency ratio (7)	67.21	69.45	67.72	70.22	68.33
Net interest margin (4) (8)	2.99	3.03	3.04	3.21	3.28

Capital ratios:
Tier 1 risk-based capital ratio (9) (10)	11.18%	11.55%	12.54%	12.44%	13.77%
Total risk-based capital ratio (9) (10)	13.13	13.63	14.02	13.93	15.51
Leverage ratio (10)	10.22	10.36	10.70	11.18	12.03
Tier 1 common capital ratio (9) (10) (11)	11.11	11.47	12.45	12.35	13.77
Tangible common equity ratio (12)	9.01	9.08	10.02	9.89	11.42

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2

			Percent Change to
	As of and for the Nine Months Ended		September 30, 2013 from
	September 30,	September 30,	September 30,
(Dollars in millions)	2013	2012 (1)	2012
Results of operations:
Net interest income	$2,010	$1,942	4%
Noninterest income	686	589	16
Total revenue	2,696	2,531	7
Noninterest expense	2,104	1,851	14
Pre-tax, pre-provision income (2)	592	680	(13)
(Reversal of) provision for loan losses	(22)	30	(173)
Income before income taxes and including noncontrolling interests	614	650	(6)
Income tax expense	140	160	(13)
Net income including noncontrolling interests	474	490	(3)
Deduct: Net loss from noncontrolling interests	14	15	(7)
Net income attributable to UNBC	$488	$505	(3)

Balance sheet (end of period):
Total assets	$105,484	$88,185	20
Total securities	22,318	22,089	1
Total loans held for investment	67,170	55,410	21
Core deposits (3)	68,334	55,141	24
Total deposits	79,415	65,193	22
Long-term debt	7,803	5,540	41
UNBC stockholder's equity	12,549	12,407	1

Balance sheet (period average):
Total assets	$98,984	$88,933	11
Total securities	22,643	23,657	(4)
Total loans held for investment	63,633	54,792	16
Earning assets	89,479	80,085	12
Total deposits	75,692	64,448	17
UNBC stockholder's equity	12,463	11,913	5

Performance ratios:
Return on average assets (4)	0.66%	0.76%
Return on average UNBC stockholder's equity (4)	5.23	5.65
Return on average assets excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	0.73	0.81
Return on average stockholders' equity excluding the impact of privatization transaction and merger costs related to acquisitions (4) (5)	6.95	7.39
Efficiency ratio (6)	78.03	73.15
Adjusted efficiency ratio (7)	68.10	67.81
Net interest margin (4) (8)	3.02	3.25

Capital ratios:
Tier 1 risk-based capital ratio (9) (10)	11.18%	13.77%
Total risk-based capital ratio (9) (10)	13.13	15.51
Leverage ratio (10)	10.22	12.03
Tier 1 common capital ratio (9) (10) (11)	11.11	13.77
Tangible common equity ratio (12)	9.01	11.42

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Credit Quality (Unaudited)
Exhibit 3

							Percent Change to
	As of and for the Three Months Ended						September 30, 2013 from
	September 30,	June 30,	March 31,		December 31,	September 30,	June 30,	September 30,
(Dollars in millions)	2013	2013	2013		2012	2012	2013	2012

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$(16)	$(3)	$(3)		$(3)	$43	(433)%	(137)%
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	-	-	-		(2)	2	-	(100)
(Reversal of) provision for losses on off-balance sheet commitments	1	(2)	15		(10)	(4)	150	125
Total (reversal of) provision for credit losses	$(15)	$(5)	$12		$(15)	$41	(200)	(137)
Net loans charged off (recovered)	$(1)	$8	$14		$5	$42	(113)	(102)
Nonperforming assets	574	589	607		616	637	(3)	(10)
Criticized loans held for investment (13)	1,270	1,362	1,545		1,277	1,520	(7)	(16)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.91%	0.95%	1.05%		1.09%	1.21%
Nonaccrual loans	119.04	120.11	122.62		129.47	125.12
Allowance for credit losses to (14):
Total loans held for investment	1.10	1.16	1.27		1.28	1.43
Nonaccrual loans	144.63	146.34	149.24		152.67	148.80
Net loans charged off to average total loans held for investment (4)	(0.01)	0.05	0.10		0.03	0.30
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.85	0.89	1.00		1.02	1.15
Nonperforming assets to total assets	0.54	0.58	0.63		0.63	0.72
Nonaccrual loans to total loans held for investment	0.76	0.79	0.85		0.84	0.96

Excluding purchased credit-impaired loans and FDIC covered OREO (15):
Allowance for loan losses to:
Total loans held for investment	0.92%	0.97%	1.06%		1.11%	1.20%
Nonaccrual loans	123.53	125.69	129.56		137.40	130.29
Allowance for credit losses to (14):
Total loans held for investment	1.12	1.18	1.30		1.31	1.43
Nonaccrual loans	150.14	153.18	157.75		162.05	155.39
Net loans charged off to average total loans held for investment (4)	0.01	0.06	0.08		0.01	0.29
Nonperforming assets to total loans held for investment and OREO	0.78	0.81	0.87		0.88	0.96
Nonperforming assets to total assets	0.49	0.52	0.54		0.54	0.60
Nonaccrual loans to total loans held for investment	0.75	0.77	0.82		0.81	0.92

	As of and for the
	Nine Months Ended		Percent Change
	September 30,	September 30,	to September 30, 2013
(Dollars in millions)	2013	2012	from September 30, 2012

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$(22)	$31		(171)%
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	-	(1)		100
(Reversal of) provision for losses on off-balance sheet commitments	14	(7)		300
Total (reversal of) provision for credit losses	$(8)	$23		(135)
Net loans charged off	$21	$126		(83)
Nonperforming assets	574	637		(10)

Credit Ratios:
Net loans charged off to average total loans held for investment (4)	0.04%	0.31%
Nonperforming assets to total assets	0.54	0.72

Excluding purchased credit-impaired loans and FDIC covered OREO (15):
Net loans charged off to average total loans held for investment (4)	0.05%	0.30%
Nonperforming assets to total assets	0.49	0.60

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 4

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions)	2013	2013(1)	2013(1)	2012(1)	2012(1)
Interest Income
Loans	$668	$649	$629	$629	$608
Securities	118	118	118	122	129
Other	2	2	3	3	1
Total interest income	788	769	750	754	738

Interest Expense
Deposits	63	61	60	57	51
Commercial paper and other short-term borrowings	2	1	1	1	2
Long-term debt	38	35	36	36	39
Total interest expense	103	97	97	94	92

Net Interest Income	685	672	653	660	646
(Reversal of) provision for loan losses	(16)	(3)	(3)	(5)	45
Net interest income after (reversal of) provision for loan losses	701	675	656	665	601

Noninterest Income
Service charges on deposit accounts	53	52	53	51	51
Trust and investment management fees	34	38	35	33	29
Trading account activities	15	21	5	30	23
Securities gains, net	47	27	96	20	41
Credit facility fees	31	26	26	27	27
Merchant banking fees	29	23	16	23	24
Brokerage commissions and fees	12	11	11	11	9
Card processing fees, net	8	9	9	8	8
Other, net	5	(6)	-	27	(15)
Total noninterest income	234	201	251	230	197

Noninterest Expense
Salaries and employee benefits	391	413	421	408	356
Net occupancy and equipment	77	84	75	70	65
Professional and outside services	66	62	58	81	54
Intangible asset amortization	16	17	16	19	20
Regulatory assessments	20	20	20	17	14
(Reversal of) provision for losses on off-balance sheet commitments	1	(2)	15	(10)	(4)
Other	118	108	108	130	133
Total noninterest expense	689	702	713	715	638

Income before income taxes and including noncontrolling interests	246	174	194	180	160
Income tax expense	55	35	50	60	42

Net Income including Noncontrolling Interests	191	139	144	120	118

Deduct: Net loss from noncontrolling interests	7	3	4	4	6
Net Income attributable to UNBC	$198	$142	$148	$124	$124

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 5

	For the Nine Months Ended
	September 30,	September 30,
(Dollars in millions)	2013	2012 (1)
Interest Income
Loans	$1,946	$1,810
Securities	354	405
Other	7	3
Total interest income	2,307	2,218

Interest Expense
Deposits	184	157
Commercial paper and other short-term borrowings	4	8
Long-term debt	109	111
Total interest expense	297	276

Net Interest Income	2,010	1,942
(Reversal of) provision for loan losses	(22)	30
Net interest income after (reversal of) provision for loan losses	2,032	1,912

Noninterest Income
Service charges on deposit accounts	158	158
Trust and investment management fees	107	86
Trading account activities	41	71
Securities gains, net	170	88
Credit facility fees	83	77
Merchant banking fees	68	66
Brokerage commissions and fees	34	28
Card processing fees, net	26	24
Other, net	(1)	(9)
Total noninterest income	686	589

Noninterest Expense
Salaries and employee benefits	1,225	1,071
Net occupancy and equipment	236	197
Professional and outside services	186	147
Intangible asset amortization	49	62
Regulatory assessments	60	48
(Reversal of) provision for losses on
off-balance sheet commitments	14	(7)
Other	334	333
Total noninterest expense	2,104	1,851

Income before income taxes and including noncontrolling interests	614	650
Income tax expense	140	160

Net Income including Noncontrolling Interests	474	490

Deduct: Net loss from noncontrolling interests	14	15
Net Income attributable to UNBC	$488	$505

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)
Exhibit 6

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions except for per share amount)	2013	2013 (1)	2013 (1)	2012 (1)	2012 (1)
Assets
Cash and due from banks	$1,719	$1,405	$1,265	$1,845	$1,237
Interest bearing deposits in banks	5,471	1,899	3,776	3,477	1,703
Federal funds sold and securities purchased under resale agreements	122	50	50	169	32
Total cash and cash equivalents	7,312	3,354	5,091	5,491	2,972
Trading account assets (includes $13 at September 30, 2013; $4 at June 30, 2013; $40 at March 31, 2013; $1 at December 31, 2012; and $3 at September 30, 2012 of assets pledged as collateral)	776	844	1,119	1,208	1,236
Securities available for sale	16,872	23,510	21,801	21,352	20,907
Securities held to maturity (Fair value: September 30, 2013, $5,450; June 30, 2013, $891; March 31, 2013, $1,036; December 31, 2012, $1,135; and September 30, 2012, $1,224)	5,446	905	1,015	1,103	1,182
Loans held for investment	67,170	65,843	60,882	60,034	55,410
Allowance for loan losses	(608)	(625)	(638)	(653)	(668)
Loans held for investment, net	66,562	65,218	60,244	59,381	54,742
Premises and equipment, net	685	699	707	710	637
Intangible assets, net	288	322	339	376	298
Goodwill	3,168	3,186	2,952	2,942	2,457
FDIC indemnification asset	191	233	285	338	401
Other assets	4,184	4,008	3,422	4,107	3,353
Total assets	$105,484	$102,279	$96,975	$97,008	$88,185

Liabilities
Deposits:
Noninterest bearing	$26,126	$25,655	$24,679	$25,478	$21,490
Interest bearing	53,289	51,701	49,359	48,826	43,703
Total deposits	79,415	77,356	74,038	74,304	65,193
Commercial paper and other short-term borrowings	3,078	3,792	2,228	1,363	2,091
Long-term debt	7,803	6,058	5,314	5,622	5,540
Trading account liabilities	614	566	742	895	952
Other liabilities	1,767	1,866	1,818	2,099	1,743
Total liabilities	92,677	89,638	84,140	84,283	75,519

Equity
UNBC Stockholder's Equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,830 shares issued and outstanding as of September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012, and September 30, 2012	136	136	136	136	136
Additional paid-in capital	5,985	5,979	5,997	5,994	5,989
Retained earnings	7,333	7,135	6,993	6,845	6,722
Accumulated other comprehensive loss	(905)	(879)	(561)	(514)	(440)
Total UNBC stockholder's equity	12,549	12,371	12,565	12,461	12,407
Noncontrolling interests	258	270	270	264	259
Total equity	12,807	12,641	12,835	12,725	12,666
Total liabilities and equity	$105,484	$102,279	$96,975	$97,008	$88,185

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 7

	For the Three Months Ended
	September 30, 2013			June 30, 2013
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (1)(8)	Rate (1)(4)(8)
Assets
Loans held for investment: (16)
Commercial and industrial	$22,930	$192	3.32%	$21,701	$185	3.42%
Commercial mortgage	12,936	117	3.62	11,851	112	3.79
Construction	827	7	3.30	800	7	3.30
Lease financing	973	12	4.92	1,056	9	3.53
Residential mortgage	24,157	225	3.72	23,428	220	3.77
Home equity and other consumer loans	3,384	33	3.87	3,500	33	3.85
Loans, before purchased credit-impaired loans	65,207	586	3.58	62,336	566	3.64
Purchased credit-impaired loans	1,401	82	23.46	1,337	83	24.69
Total loans held for investment	66,608	668	4.00	63,673	649	4.08
Securities	22,909	122	2.12	23,183	121	2.11
Interest bearing deposits in banks	2,050	1	0.25	1,923	1	0.25
Federal funds sold and securities purchased under resale agreements	101	-	0.13	123	-	0.16
Trading account assets	134	1	0.43	162	-	0.36
Other earning assets	233	-	0.97	228	1	0.53
Total earning assets	92,035	792	3.43	89,292	772	3.47
Allowance for loan losses	(633)			(642)
Cash and due from banks	1,315			1,355
Premises and equipment, net	694			704
Other assets	8,123			8,005
Total assets	$101,534			$98,714
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$34,912	31	0.36	$32,296	26	0.32
Savings	5,633	2	0.13	5,666	2	0.13
Time	12,017	30	0.98	12,710	33	1.06
Total interest bearing deposits	52,562	63	0.47	50,672	61	0.49
Commercial paper and other short-term borrowings (17)	3,376	2	0.20	3,224	1	0.18
Long-term debt	6,135	38	2.47	5,326	35	2.64
Total borrowed funds	9,511	40	1.66	8,550	36	1.71
Total interest bearing liabilities	62,073	103	0.66	59,222	97	0.66
Noninterest bearing deposits	24,872			24,678
Other liabilities	2,110			1,945
Total liabilities	89,055			85,845
Equity
UNBC Stockholder's equity	12,210			12,599
Noncontrolling interests	269			270
Total equity	12,479			12,869
Total liabilities and equity	$101,534			$98,714

Net interest income/spread (taxable-equivalent basis)		689	2.77%		675	2.81%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.99			3.03
Less: taxable-equivalent adjustment		4			3
Net interest income		$685			$672

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 8

	For the Three Months Ended
	September 30, 2013			September 30, 2012
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (1)(8)	Rate (1)(4)(8)
Assets
Loans held for investment: (16)
Commercial and industrial	$22,930	$192	3.32%	$20,389	$179	3.50%
Commercial mortgage	12,936	117	3.62	8,064	81	4.01
Construction	827	7	3.30	650	6	3.76
Lease financing	973	12	4.92	982	10	4.10
Residential mortgage	24,157	225	3.72	21,022	218	4.17
Home equity and other consumer loans	3,384	33	3.87	3,557	34	3.74
Loans, before purchased credit-impaired loans	65,207	586	3.58	54,664	528	3.86
Purchased credit-impaired loans	1,401	82	23.46	621	80	51.23
Total loans held for investment	66,608	668	4.00	55,285	608	4.39
Securities	22,909	122	2.12	22,496	132	2.34
Interest bearing deposits in banks	2,050	1	0.25	941	-	0.24
Federal funds sold and securities purchased under resale agreements	101	-	0.13	62	-	0.19
Trading account assets	134	1	0.43	228	1	0.53
Other earning assets	233	-	0.97	125	-	0.15
Total earning assets	92,035	792	3.43	79,137	741	3.74
Allowance for loan losses	(633)			(657)
Cash and due from banks	1,315			1,258
Premises and equipment, net	694			646
Other assets	8,123			7,497
Total assets	$101,534			$87,881
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$34,912	31	0.36	$26,517	15	0.23
Savings	5,633	2	0.13	5,222	2	0.16
Time	12,017	30	0.98	11,361	34	1.22
Total interest bearing deposits	52,562	63	0.47	43,100	51	0.48
Commercial paper and other short-term borrowings (17)	3,376	2	0.20	2,541	2	0.25
Long-term debt	6,135	38	2.47	5,963	39	2.57
Total borrowed funds	9,511	40	1.66	8,504	41	1.88
Total interest bearing liabilities	62,073	103	0.66	51,604	92	0.71
Noninterest bearing deposits	24,872			21,320
Other liabilities	2,110			2,494
Total liabilities	89,055			75,418
Equity
UNBC Stockholder's equity	12,210			12,209
Noncontrolling interests	269			254
Total equity	12,479			12,463
Total liabilities and equity	$101,534			$87,881

Net interest income/spread (taxable-equivalent basis)		689	2.77%		649	3.03%
Impact of noninterest bearing deposits			0.19			0.21
Impact of other noninterest bearing sources			0.03			0.04
Net interest margin			2.99			3.28
Less: taxable-equivalent adjustment		4			3
Net interest income		$685			$646

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 9

	For the Nine Months Ended
	September 30, 2013			September 30, 2012
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (8)	Rate (4)(8)	Balance	Expense (1)(8)	Rate (1)(4)(8)
Assets
Loans held for investment: (16)
Commercial and industrial	$21,996	$554	3.37%	$20,066	$535	3.56%
Commercial mortgage	11,573	330	3.81	8,204	248	4.03
Construction	760	22	3.84	720	22	4.12
Lease financing	1,030	28	3.61	1,006	32	4.23
Residential mortgage	23,485	667	3.79	20,396	654	4.28
Home equity and other consumer loans	3,495	100	3.85	3,627	105	3.85
Loans, before purchased credit-impaired loans	62,339	1,701	3.64	54,019	1,596	3.94
Purchased credit-impaired loans	1,294	245	25.30	773	219	37.88
Total loans held for investment	63,633	1,946	4.08	54,792	1,815	4.42
Securities	22,643	365	2.15	23,657	409	2.30
Interest bearing deposits in banks	2,671	5	0.25	1,254	2	0.25
Federal funds sold and securities purchased under resale agreements	131	-	0.17	62	-	0.21
Trading account assets	149	1	0.36	185	1	0.57
Other earning assets	252	1	0.62	135	-	0.15
Total earning assets	89,479	2,318	3.46	80,085	2,227	3.71
Allowance for loan losses	(642)			(710)
Cash and due from banks	1,356			1,299
Premises and equipment, net	701			659
Other assets	8,090			7,600
Total assets	$98,984			$88,933
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$32,983	79	0.32	$25,926	43	0.22
Savings	5,717	6	0.13	5,271	6	0.16
Time	12,346	99	1.07	12,636	108	1.15
Total interest bearing deposits	51,046	184	0.48	43,833	157	0.48
Commercial paper and other short-term borrowings (17)	2,814	4	0.19	3,851	8	0.27
Long-term debt	5,629	109	2.57	5,907	111	2.50
Total borrowed funds	8,443	113	1.78	9,758	119	1.62
Total interest bearing liabilities	59,489	297	0.67	53,591	276	0.69
Noninterest bearing deposits	24,646			20,615
Other liabilities	2,118			2,554
Total liabilities	86,253			76,760
Equity
UNBC Stockholder's equity	12,463			11,913
Noncontrolling interests	268			260
Total equity	12,731			12,173
Total liabilities and equity	$98,984			$88,933

Net interest income/spread (taxable-equivalent basis)		2,021	2.79%		1,951	3.02%
Impact of noninterest bearing deposits			0.20			0.19
Impact of other noninterest bearing sources			0.03			0.04
Net interest margin			3.02			3.25
Less: taxable-equivalent adjustment		11			9
Net interest income		$2,010			$1,942

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)
Exhibit 10

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions)	2013	2013	2013	2012	2012

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$23,125	$22,266	$21,433	$20,827	$20,124
Commercial mortgage	12,905	13,008	9,918	9,939	8,293
Construction	855	808	659	627	678
Lease financing	972	984	1,060	1,104	962
Total commercial portfolio	37,857	37,066	33,070	32,497	30,057

Residential mortgage	24,714	23,835	23,146	22,705	21,335
Home equity and other consumer loans	3,336	3,456	3,542	3,647	3,494
Total consumer portfolio	28,050	27,291	26,688	26,352	24,829
Loans held for investment, before purchased credit-impaired loans	65,907	64,357	59,758	58,849	54,886
Purchased credit-impaired loans	1,263	1,486	1,124	1,185	524

Total loans held for investment	$67,170	$65,843	$60,882	$60,034	$55,410

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$62	$69	$49	$48	$36
Commercial mortgage	88	62	57	65	91

Total commercial portfolio	150	131	106	113	127

Residential mortgage	293	315	326	306	325
Home equity and other consumer loans	48	50	59	56	52
Total consumer portfolio	341	365	385	362	377

Nonaccrual loans, before purchased credit-impaired loans	491	496	491	475	504
Purchased credit-impaired loans	20	24	29	30	30
Total nonaccrual loans	511	520	520	505	534

OREO	22	25	29	45	22
FDIC covered OREO	41	44	58	66	81

Total nonperforming assets	$574	$589	$607	$616	$637

Total nonperforming assets, excluding purchased credit-impaired loans and FDIC covered OREO	$513	$521	$520	$520	$526

Loans 90 days or more past due and still accruing (18)	$8	$7	$3	$1	$1

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)
Exhibit 11

	As of and for the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in millions)	2013	2013	2013	2012	2012

Analysis of Allowance for Credit Losses
Balance, beginning of period	$625	$638	$653	$668	$656

(Reversal of) provision for loan losses, excluding FDIC covered loans	(16)	(3)	(3)	(3)	43
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	-	-	-	(2)	2
Increase (decrease) in allowance covered by FDIC indemnification	(2)	(2)	2	(4)	8
Other	-	-	-	(1)	1

Loans charged off:
Commercial and industrial	(6)	(11)	(1)	(6)	(12)
Commercial mortgage	(2)	(1)	(2)	(3)	(1)
Construction	(1)	-	-	-	-
Total commercial portfolio	(9)	(12)	(3)	(9)	(13)

Residential mortgage	(2)	(3)	(7)	(6)	(22)
Home equity and other consumer loans	(2)	(5)	(6)	(9)	(19)
Total consumer portfolio	(4)	(8)	(13)	(15)	(41)

FDIC covered loans	-	-	(3)	(8)	(3)
Total loans charged off	(13)	(20)	(19)	(32)	(57)

Recoveries of loans previously charged off:
Commercial and industrial	5	7	3	6	7
Commercial mortgage	4	2	-	10	5
Construction	1	-	-	2	1
Lease financing	-	-	-	5	-
Total commercial portfolio	10	9	3	23	13

Home equity and other consumer loans	2	1	1	1	1
Total consumer portfolio	2	1	1	1	1

FDIC covered loans	2	2	1	3	1
Total recoveries of loans previously charged off	14	12	5	27	15
Net loans recovered (charged off)	1	(8)	(14)	(5)	(42)

Ending balance of allowance for loan losses	608	625	638	653	668
Allowance for losses on off-balance sheet commitments	131	136	138	117	126
Total allowance for credit losses	$739	$761	$776	$770	$794

Components of allowance for loan losses:
Allowance for loan losses, excluding allowance on purchased credit-impaired loans	$607	$624	$637	$652	$656
Allowance for loan losses on purchased credit-impaired loans	1	1	1	1	12
Total allowance for loan losses	$608	$625	$638	$653	$668

UnionBanCal Corporation and Subsidiaries
Securities Available for Sale (Unaudited)
Exhibit 12

					Fair Value	Fair Value
	September 30, 2013		June 30, 2013		Amount Change from	% Change from
	Amortized	Fair	Amortized	Fair	June 30,	June 30,
(Dollars in millions)	Cost	Value	Cost	Value	2013	2013

U.S. government sponsored agencies	$138	$139	$362	$364	$(225)	(62)%
Residential mortgage-backed securities:
U.S. government and government sponsored agencies	10,035	9,782	14,930	14,673	(4,891)	(33)
Privately issued	238	241	330	328	(87)	(27)
Commercial mortgage-backed securities	2,047	1,976	3,904	3,750	(1,774)	(47)
Collateralized loan obligations	2,605	2,613	2,414	2,445	168	7
Asset-backed and other	58	59	79	80	(21)	(26)
Asset Liability Management securities	15,121	14,810	22,019	21,640	(6,830)	(32)
Other debt securities:
Direct bank purchase bonds	1,916	1,908	1,708	1,703	205	12
Other	148	147	155	152	(5)	(3)
Equity securities	6	7	15	15	(8)	(53)
Total securities available for sale	$17,191	$16,872	$23,897	$23,510	$(6,638)	(28)%

UnionBanCal Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 13

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended					For the Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in millions)	2013	2013 (1)	2013 (1)	2012 (1)	2012 (1)	2013	2012 (1)

Net income attributable to UNBC	$198	$142	$148	$124	$124	$488	$505
Adjustments for merger costs related to acquisitions, net of tax	15	27	24	26	3	66	6
Net adjustments for privatization transaction, net of tax	(14)	(8)	(1)	2	5	(23)	18
Net income attributable to UNBC, excluding impact of privatization transaction and merger costs related to acquisitions	$199	$161	$171	$152	$132	$531	$529

Average total assets	$101,534	$98,714	$96,649	$92,051	$87,881	$98,984	$88,933
Net adjustments related to privatization transaction	2,309	2,318	2,330	2,345	2,359	2,319	2,376
Average total assets, excluding impact of privatization transaction	$99,225	$96,396	$94,319	$89,706	$85,522	$96,665	$86,557
Return on average assets (4)	0.78%	0.58%	0.61%	0.54%	0.56%	0.66%	0.76%
Return on average assets, excluding impact of privatization transaction and merger costs related to acquisitions (4) (5)	0.81	0.66	0.72	0.68	0.62	0.73	0.81

Average UNBC stockholder's equity	$12,210	$12,599	$12,584	$12,559	$12,209	$12,463	$11,913
Adjustments for merger costs related to acquisitions	(93)	(64)	(48)	(15)	(5)	(71)	(2)
Net adjustments for privatization transaction	2,319	2,337	2,353	2,360	2,366	2,336	2,370
Average UNBC stockholder's equity, excluding impact of privatization transaction and merger costs related to acquisitions	$9,984	$10,326	$10,279	$10,214	$9,848	$10,198	$9,545
Return on average UNBC stockholder's equity (4)	6.50%	4.53%	4.68%	3.95%	4.06%	5.23%	5.65%
Return on average UNBC stockholder's equity, excluding impact of privatization transaction and merger costs related to acquisitions (4) (5)	8.01	6.17	6.69	5.95	5.39	6.95	7.39

Noninterest expense	$689	$702	$713	$715	$638	$2,104	$1,851
Less: Foreclosed asset expense and other credit costs	(2)	(3)	(1)	6	-	(6)	2
Less: (Reversal of) provision for losses on off-balance sheet commitments	1	(2)	15	(10)	(4)	14	(7)
Less: Productivity initiative costs	14	13	4	19	10	31	18
Less: Low income housing credit (LIHC) investment amortization expense	17	20	15	17	15	52	46
Less: Expenses of the LIHC consolidated VIEs	11	6	6	6	10	23	25
Less: Merger costs related to acquisitions	25	44	40	43	6	109	10
Less: Net adjustments related to privatization transaction	13	14	14	17	21	41	64
Less: Debt termination fees from balance sheet repositioning	-	-	-	-	30	-	30
Less: Intangible asset amortization	3	4	3	-	-	10	-
Noninterest expense, as adjusted (a)	$607	$606	$617	$617	$550	$1,830	$1,663

Total revenue	$919	$873	$904	$890	$843	$2,696	$2,531
Add: Net interest income taxable-equivalent adjustment	4	4	3	3	3	11	9
Less: Productivity initiative gains	11	-	-	-	-	11	23
Less: Accretion related to privatization-related fair value adjustments	8	3	5	15	42	16	63
Less: Other credit costs	1	2	(9)	-	-	(6)	-
Total revenue, as adjusted (b)	$903	$872	$911	$878	$804	$2,686	$2,454

Adjusted efficiency ratio (a)/(b) (7)	67.21%	69.45%	67.72%	70.22%	68.33%	68.10%	67.81%

Total UNBC stockholder's equity	$12,549	$12,371	$12,565	$12,461	$12,407
Less: Goodwill	3,168	3,186	2,952	2,942	2,457
Less: Intangible assets, except mortgage servicing rights (MSRs)	287	321	337	373	298
Less: Deferred tax liabilities related to goodwill and intangible assets	(110)	(118)	(122)	(129)	(117)
Tangible common equity (c)	$9,204	$8,982	$9,398	$9,275	$9,769
Tier 1 capital, determined in accordance with regulatory requirements	$10,153	$9,931	$10,031	$9,864	$10,196
Less: Junior subordinated debt payable to trusts	66	66	66	66	-
Tier 1 common equity (d)	$10,087	$9,865	$9,965	$9,798	$10,196
Total assets	$105,484	$102,279	$96,975	$97,008	$88,185
Less: Goodwill	3,168	3,186	2,952	2,942	2,457
Less: Intangible assets, except MSRs	287	321	337	373	298
Less: Deferred tax liabilities related to goodwill and intangible assets	(110)	(118)	(122)	(129)	(117)
Tangible assets (e)	$102,139	$98,890	$93,808	$93,822	$85,547
Risk-weighted assets, determined in accordance with regulatory requirements (f) (8)	$90,784	$85,979	$80,018	$79,321	$74,065
Tangible common equity ratio (c)/(e) (12)	9.01%	9.08%	10.02%	9.89%	11.42%
Tier 1 common capital ratio (d)/(f) (9) (10) (11)	11.11	11.47	12.45	12.35	13.77

Refer to Exhibit 14 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 14

(1)	During the third quarter of 2013, the Company corrected prior period errors related to the recognition of income and expense associated with market-linked certificates of deposits. The Company concluded that these errors were not material to the periods in which the corrections were made.

(2)

Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover loan losses through a credit cycle.

(3)	Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.

(4)	Annualized.

(5)	These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding UnionBanCal's business results. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(6)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(7)	The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding privatization-related expenses and fair value amortization/accretion, foreclosed asset expense and other credit costs, (reversal of) provision for losses on off-balance sheet commitments, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger costs related to acquisitions, certain costs related to productivity initiatives, debt termination fees from balance sheet repositioning and intangible asset amortization) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding impact of privatization, gains from productivity initiatives related to the sale of certain business units in 2012 and 2013, and other credit costs. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(8)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(9)	Effective September 30, 2013, the Company updated the methodologies applied to the calculation of its regulatory capital ratios as the result of recent regulatory correspondence, which clarified the treatment of certain off-balance sheet credit exposures. If the Company had applied the new methodology on a retrospective basis, the Tier 1 risk-based capital ratio would have been 11.04%, 11.97%, 11.87% and 13.11% as of June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively; the Total risk-based capital ratio would have been 13.03%, 13.40%, 13.30% and 14.76% as of June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively; and the Tier 1 common capital ratio would have been 10.97%, 11.90%, 11.79% and 13.11% as of June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

(10)	Estimated as of September 30, 2013.

(11)	The Tier 1 common capital ratio is the ratio of Tier 1 capital, less qualifying trust preferred securities, if any, to risk-weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, facilitates the understanding of UnionBanCal's capital structure and is used to assess and compare the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(12)	The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of UnionBanCal's capital structure and is used to assess and compare the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 13 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(13)	Criticized loans held for investment reflect loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(14)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments.

(15)	These ratios exclude the impact of all purchased credit-impaired loans and FDIC covered OREO. Purchased credit-impaired loans and OREO related to the April 2010 acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank are covered under loss share agreements between Union Bank, N.A. and the Federal Deposit Insurance Corporation. Management believes the exclusion of purchased credit-impaired loans and FDIC covered OREO from certain asset quality ratios that include nonperforming loans, nonperforming assets, net loans charged off, total loans held for investment and the allowance for loan losses or credit losses in the numerator or denominator provides a better perspective into underlying asset quality trends.

(16)	Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(17)	Includes interest bearing trading liabilities.

(18)	Excludes loans totaling $203 million, $210 million, $125 million, $124 million, and $88 million, that are 90 days or more past due and still accruing at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012, and September 30, 2012, respectively, which consist of loans accounted for in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

nm = not meaningful

CONTACT:
UnionBanCal Corporation
Thomas Taggart, 415-765-2249
Corporate Communications
Mimi Mengis, 415-765-3182
Investor Relations